REVENUE, PERFORMANCE OBLIGATIONS, DEFERRED REVENUE AND DEFERRED COSTS	9 Months Ended
Mar. 31, 2020
Revenue from Contract with Customer [Abstract]
REVENUE, PERFORMANCE OBLIGATIONS, DEFERRED REVENUE AND DEFERRED COSTS

NOTE 2—REVENUE, PERFORMANCE OBLIGATIONS, DEFERRED REVENUE AND DEFERRED COSTS

The Company generates revenue from two primary sources: (1) subscription and transaction fees and (2) interest on funds held for customers. The Company’s customers include small and midsize businesses (SMB), accounting firms and financial institutions. The Company’s subscription and transaction fees are disaggregated by customer category and consisted of the following (in thousands):

	Three months ended March 31,		Nine months ended March 31,
	2019	2020	2019	2020
Small-to-midsize business and accounting firm customers	$19,537	$33,356	$53,958	$89,789
Financial institution customers	2,575	2,736	6,768	7,815

Total subscription and transaction fees	$22,112	$36,092	$60,726	$97,604

Remaining performance obligations with financial Institutions

As of March 31, 2020, the aggregate amount of transaction price allocated to performance obligations that are unsatisfied (or partially unsatisfied) was $43.7 million. Of this amount, the Company expects to recognize $7.5 million within one year and $36.2 million thereafter.

Deferred revenue

Subscription and transaction fees from customers with which the Company has annual or multi-year contracts are generally billed in advance. These fees are initially recorded as deferred revenue and subsequently recognized as revenue as the performance obligation is satisfied. Deferred revenue is shown as current or non-current in the condensed consolidated balance sheets. The current portion of the deferred revenue was $3.5 million and $6.1 million as of June 30, 2019 and March 31, 2020, respectively. The non-current portion of the deferred revenue was $1.8 million and $2.1 million as of June 30, 2019 and March 31, 2020, respectively. During the three and nine months ended March 31, 2019, the Company recognized $0.5 million and $2.7 million, respectively, of revenue that was included in the deferred revenue balance as of June 30, 2018. During the three and nine months ended March 31, 2020, the Company recognized $1.7 million and $4.4 million, respectively, of revenue that was included in the deferred revenue balance as of June 30, 2019.

Deferred costs

Deferred costs consist of (i) deferred sales commissions that are incremental costs of obtaining customer contracts and (ii) deferred service costs, primarily direct payroll costs, for implementation services provided to customers prior to the launching of the Company’s products for general availability (go-live) to customers. Sales commissions paid on renewals are not material and not commensurate with sales commissions paid on the initial contract. Deferred sales commissions are amortized ratably over four to six years, taking into consideration the initial contract term and expected renewal periods. Deferred service costs are amortized ratably over the estimated benefit period of the capitalized costs starting on the go-live date of the service. Deferred costs consisted of the following as of the dates presented (in thousands):

	June 30,	March 31,
	2019	2020
Deferred sales commissions:
Current	$1,674	$2,440
Non-current	3,069	4,169

Total deferred sales commissions	$4,743	$6,609

Deferred service costs:
Current	$755	$669
Non-current	2,173	2,002

Total deferred service costs	$2,928	$2,671

The current portion of deferred costs is included in prepaid expenses and other current assets and the non-current portion is included in other assets in the accompanying condensed consolidated balance sheets.